VAN KAMPEN UNIT TRUSTS, SERIES 782

                   Financial Institutions Portfolio, Series 39

               Supplement to the Prospectus dated August 12, 2008


     Notwithstanding anything to the contrary in the prospectus, the stock of American International Group, Inc. has been liquidated from the trust set forth above due to serious adverse credit factors.

Supplement Dated: September 16, 2008